UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 25, 2010
Date of Report (Date of earliest event reported)

AgFeed Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33674	20-2597168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

Suite A1001-1002, Tower 16, Hengmao Int’l Center Nanchang City, Jiangxi Province, China		330003
(Address of principal executive offices)		(Zip Code)

86-791-6669093 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01         Other Events.

On June 25, 2010, AgFeed Industries, Inc. (the “Company”) announced that the 2010 Annual Meeting of Shareholders (the “Annual Meeting”) has been scheduled for September 15, 2010, and that the record date for determining shareholders entitled to vote at the Annual Meeting is July 27, 2010.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Because the date of the Annual Meeting will be more than 30 days after the anniversary of the 2009 Annual Meeting of Shareholders, the Company is informing its shareholders, pursuant to Rule 14a-5(f) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the following deadlines for shareholder proposals:

•
In order for a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”), the proposal must be received by the Corporate Secretary at the Company’s headquarters no later than July 19, 2010, which the Company considers to be a reasonable time before it begins to print and send its proxy materials for the Annual Meeting.  In order to be considered, such proposal must also comply with all applicable requirements for shareholder proposals made pursuant to Rule 14a-8.

•
In order for a shareholder proposal regarding the nomination of a director or other business to be brought at the Annual Meeting outside of Rule 14a-8, notice of the proposal must be received by the Corporate Secretary at the Company’s headquarters no later than July 16, 2010, which the Company considers to be a reasonable time before it begins to print and send its proxy materials for the Annual Meeting pursuant to Rule 14a-4(c) promulgated under the Exchange Act (“Rule 14a-4(c)”).

Proposals should be directed to the attention of Feng Zhou, Corporate Secretary, AgFeed Industries, Inc., Suite A1001-1002, Tower 16, Hengmao International Center, Nanchang, Jiangxi Province 330003, People’s Republic of China.  The Company considers July 19, 2010 to be a reasonable time before it begins the printing and mailing of its proxy materials for the Annual Meeting.  Accordingly, pursuant to Rule 14a-4(c), the persons named in the proxies solicited on behalf of the Company for use at the Annual Meeting will have the right to exercise discretionary voting authority with respect to proposals submitted after that date.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits:

99.1         Press release, dated June 25, 2010, of AgFeed Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC.

Dated: June 25, 2010

	By:	/s/ Gerard Daignault
Gerard Daignault
Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated June 25, 2010, of AgFeed Industries, Inc.